Exhibit 10.1

FOURTH AMENDMENT TO THE RESTRUCTURING AGREEMENT

DATED OCTOBER 25, 2004

FOURTH AMENDMENT TO RESTRUCTURING AGREEMENT

This FOURTH AMENDMENT, dated October 25, 2004 (the “Amendment”), to the Restructuring Agreement (as amended from time to time in accordance with the terms therein, the “Restructuring Agreement”), dated August 24, 2004, by and among the parties specified therein is executed by (i) Applied Extrusion Technologies, Inc., a Delaware corporation (“AET”), Applied Extrusion Technologies, Inc. (Canada), a Delaware corporation (“AET Canada” and together, with AET, the “Company”) and Applied Extrusion Technologies Limited (“AET/UK”), and (ii) Barclays Bank PLC, DDJ Capital Management, LLC (as investment manger or adviser acting on behalf of certain funds and accounts it manages or advises), Post Advisory Group, LLC, TCW Shared Opportunity Fund III, L.P., TCW Shared Opportunity Fund IV, L.P., TCW Shared Opportunity Fund IVB, L.P., TCW/PCG Special Situation Partners, LLC, Xerion Partners I LLC and Pequot Capital Management, Inc. (as investment manager or adviser acting on behalf of certain funds and accounts it manages or advises) (together the “Participating Holders”).

WHEREAS, the Company, AET/UK and each of the Participating Holders have determined that it is in each of their best interests to, as of the date hereof, amend and restate Sections 1(a) and 8(b)(iii) of the Restructuring Agreement in its entirety in the form specified below.

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, AET/UK and each of the Participating Holders hereby agree as follows:

1.                                       Amendment & Restatement of Sections 1(a) and 8(b)(iii) of the Restructuring Agreement.

Section 1(a) is amended by deleting the words “October 25, 2004” and replacing them with the words “November 1, 2004.”

Section 8(b)(iii) is amended and restated in its entirety to read as follows:

“(iii)  If the Solicitation Commencement Date has not occurred on or before November 1, 2004;”

2.                                       Entire Agreement.  This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior negotiations, agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

3.                                       Other Terms & Conditions.  Each of the other provisions, terms and conditions of the Restructuring Agreement are deemed to have been incorporated by reference herein and remain in full force and effect without amendment, alteration or any other modification notwithstanding anything to the contrary herein.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

APPLIED EXTRUSION TECHNOLOGIES, INC.

By:	/s/ Brian P. Crescenzo
	Name:	Brian P. Crescenzo
	Title:	Vice President, Secretary and Chief Financial Officer

APPLIED EXTRUSION TECHNOLOGIES (CANADA), INC.

By:	/s/ Brian P. Crescenzo
	Name:	Brian P. Crescenzo
	Title:	Secretary

APPLIED EXTRUSION TECHNOLOGIES LIMITED

By:	/s/ Brian P. Crescenzo
	Name:	Brian P. Crescenzo
	Title:	Secretary

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

Barclays Bank PLC

By:	/s/ Damien Miller
Name: Damien Miller
Title: Director

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

DDJ Capital Management, LLC, as investment manager or adviser acting on behalf of certain funds and accounts it manages or advises

By:	/s/ Robert L. Hockett
Name: Robert L. Hockett
Title: Principal

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

Post Advisory Group, LLC

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Senior Investment Officer

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

Pequot Capital Management, Inc. , as investment manager or adviser acting on behalf of certain funds and accounts it manages or advises.

By:	/s/ Richard Joslin
Name: Richard Joslin
Title: Principal

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

TCW Shared Opportunity Fund III, L.P.		TCW Shared Opportunity Fund IV, L.P.

Face Amount of Notes Held: (set forth in accompanying memorandum)		Face Amount of Notes Held: (set forth in accompanying memorandum)

By: TCW Asset Management Company, its Investment Adviser		By: TCW Asset Management Company, its Investment Adviser

By:	/s/ C. Shawn Bookin	By:	/s/ C. Shawn Bookin
Name:	C. Shawn Bookin, Managing Director	Name:	C. Shawn Bookin, Managing Director

By:	/s/ Richard H. Stevenson	By:	/s/ Richard H. Stevenson
Name:	Richard H. Stevenson, Vice President	Name:	Richard H. Stevenson, Vice President

TCW Shared Opportunity Fund IVB, L.P.		TCW/PCG Special Situation Partners, LLC

Face Amount of Notes Held: (set forth in accompanying memorandum)		Face Amount of Notes Held: (set forth in accompanying memorandum)

By: TCW Asset Management Company, its Investment Adviser		By: TCW Asset Management Company, its Investment Adviser

By:	/s/ C. Shawn Bookin	By:	/s/ C. Shawn Bookin
Name:	C. Shawn Bookin, Managing Director	Name:	C. Shawn Bookin, Managing Director

By:	/s/ Richard H. Stevenson	By:	/s/ Richard H. Stevenson
Name:	Richard H. Stevenson, Vice President	Name:	Richard H. Stevenson, Vice President

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

Xerion Partners I LLC

By:	/s/ Daniel J. Arbess
Name: Daniel J. Arbess
Title: